UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 16, 2009
TRW Automotive Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-31970	81-0597059

(Commission File Number)	(IRS Employer Identification No.)

12001 Tech Center Drive, Livonia, Michigan	48150

(Address of Principal Executive Offices)	(Zip Code)
(734) 855-2600

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 7.01 REGULATION FD.	3

ITEM 8.01 OTHER EVENTS.	3

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.	3

(d) Exhibits

SIGNATURE	4
Press Release of TRW Automotive Holdings Corp. dated November 16, 2009

ITEM 7.01. REGULATION FD.
On November 16, 2009, TRW Automotive Holdings Corp. (the “Company”) issued a press release relating to a private offering (the “Exchangeable Notes Offering”) by TRW Automotive Inc. (“TAI”), pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), of $225 million in principal amount (plus an additional $33.75 million in aggregate principal amount solely to cover over-allotments, if any) of exchangeable senior notes due 2015. The notes will be exchangeable into shares of common stock of the Company.
In connection with that transaction, the Company has stated that TAI is currently evaluating the possibility of commencing an offering of senior unsecured notes (the “Senior Notes Offering”) pursuant to Rule 144A and Regulation S under the Securities Act subject to market conditions and other factors. If TAI proceeds with the Senior Notes Offering, it intends to use the net proceeds to prepay certain of its existing term loan indebtedness and for general corporate purposes.
In addition, TAI is currently evaluating the possibility of seeking an amendment to its senior secured credit facilities. In particular, TAI is exploring opportunities to improve pricing and other terms on the facilities and extend maturities thereunder. These amendments could also include, in connection with an extension of maturities, a reduction in total availability under the revolving portion of the facilities. TAI is currently in compliance with its financial covenants under the facilities, and does not anticipate seeking material modifications to such covenants in the context of the potential amendment.
TAI is evaluating the Senior Notes Offering and the possible amendment to its senior secured credit facilities on an opportunistic basis, and has made no final determination to commence the Senior Notes Offering or to seek any amendment or the terms of the senior notes or such amendment.
ITEM 8.01. OTHER EVENTS.
As indicated above, on November 16, 2009, the Company issued a press release relating to the Exchangeable Notes Offering. The text of the press release, which is attached hereto as Exhibit 99.1, is incorporated by reference herein in its entirety.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press release of TRW Automotive Holdings Corp. dated November 16, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW AUTOMOTIVE HOLDINGS CORP.
Dated: November 16, 2009	By:	/s/ Joseph S. Cantie
Joseph S. Cantie
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press release of TRW Automotive Holdings Corp. dated November 16, 2009